UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2009
                              (September 9, 2009)

                            ORE PHARMACEUTICALS INC.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-23317                  06-1411336
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


610 Professional Drive, Suite 101, Gaithersburg, Maryland             20879
         (Address of principal executive office)                    (Zip Code)


       Registrant's telephone number, including area code: (240) 361-4400


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):


[X] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
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     Exchange Act (17 CFR 240.135-4(c))


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Item 8.01. Other Events.

On or about, September 9, 2009, Ore Pharmaceuticals Inc. (the "Company") began distributing a letter, dated September 2009, from its President and Chief Executive Officer, Mark J. Gabrielson, to the Company's stockholders, (the "Stockholder Letter"), together with the Company's proxy statement/prospectus being distributed to the Company's stockholders in connection with its Annual Meeting of Stockholders scheduled for October 20, 2009. For more information, please refer to the Stockholder Letter, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number           Description
--------------           -----------
99.1                     Copy of letter to stockholders dated September 2009.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ORE PHARMACEUTICALS INC.

Date: September 9, 2009                            By: /s/ Benjamin L. Palleiko
                                                       -------------------------
                                                       Benjamin L. Palleiko
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------
99.1                     Copy of letter to stockholders dated September 2009.